UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) December 8, 2005 (May 23, 2005)


                               FINOTEC GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




                350 Fifth Avenue, suite 2712, New York, NY 10118
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               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code: 866-243-0771

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


     On May 23, 2005 Finotec Group, Inc. the "Company") dismissed Hoberman, Miller, Goldstein & Lesser, P.C., C.P.A. ("Hoberman Miller") as our principal public accountants and engaged Gvilli & Co., C.P.A. to serve as our principal public accountants. This decision was made by the Board of Directors of the Company.

     Hoberman Miller rendered its report with respect to our consolidated financial statements as of January 31, 2004 and each of the two years in the period ended January 31, 2004, which financial statements were included within our annual report on Form 10-KSB filed with the Securities and Exchange Commission on May 15, 2005.


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     Hoberman Miller's report on the consolidated financial statements of the
Company and its subsidiaries for the two most recent fiscal years ended January 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope.


     Since its engagement as our principal public accountants, and through the date of this report, (i) there was no disagreement with Hoberman Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Hoberman Miller, would have caused Hoberman Miller to make reference to the subject matter of the disagreement in connection with their report dated December 22, 2004 on our consolidated financial statements and (ii) there was no disagreement or difference of opinion with Hoberman Miller regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


     We provided Hoberman Miller with a copy of this report and requested that Hoberman Miller furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree.


     During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Gvilli & Co., the registrant (or someone on its behalf) did not consult the newly engaged accountant regarding

(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v)).



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

16. Letter of Hoberman, Miller, Goldstein & Lesser, P.C. re: Change in Certifying Accountant



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 8, 2005                Finotec Group, Inc.



                                       By:  /s/ Didier Essemini
                                          --------------------------------
                                       Name:    Didier Essemini
                                       Title:   President



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                                  EXHIBIT INDEX

Exhibit No.           Title
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16.                   Letter of Hoberman, Miller, Goldstein & Lesser, P.C.
                      re: Change in Certifying Accountant